UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2008
IMH Secured Loan Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11333 N. Scottsdale Rd #160
Scottsdale, Arizona		85254

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 889-3410
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On June 23, 2008, IMH Secured Loan Fund, LLC (the “ Company”) announced information concerning, among other things, the Company’s performance and recent developments affecting the Company. A copy of a letter discussing this information, including information concerning forward-looking statements and factors that may affect the Company’s future results, is attached as Exhibit 99.1 and is incorporated herein by this reference. This letter is being furnished, not filed, in this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
          The information described in Item 2.02 of this Current Report on Form 8-K is incorporated by this reference into Item 7.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibit.
     (d) Exhibits

Exhibit No.	Description

99.1	Letter, dated June 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2008	IMH SECURED LOAN FUND, LLC

	By:	Investors Mortgage Holdings, Inc.
	Its:	Manager

	By:	/s/ Shane Albers

Shane Albers
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated June 2008